

SUPERIOR
DRILLING PRODUCTS

SECOND QUARTER 2018
FINANCIAL RESULTS CONFERENCE CALL

AUGUST 2, 2018

NYSE American: SDPI
www.sdpi.com

SAFE HARBOR STATEMENT

These slides and the accompanying oral presentation contain "forward-looking statements" within the meaning of the safe harbor provisions, 15 U.S.C. § 78u-5, of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact included in these slides and the accompanying oral presentation, regarding our strategy, future operations, financial position, estimated revenue and losses, projected costs, prospects, plans and objectives of management, are forward-looking statements. The use of words "could," "believe," "anticipate," "intend," "estimate," "expect," "may," "continue," "predict," "potential," "project", "forecast," "should" or "plan, and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Certain statements in these slides and the accompanying oral presentation may constitute forward-looking statements, including statements regarding the volatility of oil and natural gas prices; the cyclical nature of the oil and gas industry; availability of financing, flexibility in restructuring existing debt and access to capital markets; consolidation within our customers' industries; competitive products and pricing pressures; our reliance on significant customers, specifically, Baker Hughes; our limited operating history; fluctuations in our operating results; our dependence on key personnel; costs of raw materials; our dependence on third party suppliers; unforeseen risks in our manufacturing processes; the need for skilled workers; our ability to successfully manage our growth strategy; unanticipated risks associated with and our ability to integrate, acquisitions; current and potential governmental regulatory actions in the United States and regulatory actions and political unrest in other countries; terrorist threats or acts, war and civil disturbances; our ability to protect our intellectual property; impact of environmental matters, including future environmental regulations; implementing and complying with safety policies; breaches of security in our information systems; related party transactions with our founders; and risks associated with our common stock . These statements reflect the beliefs and expectations of the Company and are subject to risks and uncertainties that may cause actual results to differ materially. These risks and uncertainties include, among other factors, worldwide economic activity; the level of exploration and production activity; interest rates and the cost of capital; environmental regulation; federal, state and foreign policies regarding exploration and development of oil and gas; the ability of OPEC to set and maintain production levels and pricing; governmental regulations regarding future oil and gas exploration and production; the cost of exploring and producing oil and gas; the cost of developing alternative energy sources; the availability, expiration date and price of leases; the discovery rate of new oil and gas reserves; the success of drilling for oil and gas in unconventional resource plays such as shale formations; technological advances; terrorist attacks and similar disruptive unlawful activities; weather conditions. These and other factors could adversely affect the outcome and financial effects of the Company's plans and described herein. Therefore, you should not rely on any of these forward-looking statements. Any forward-looking statement made by us in these slides and the accompanying oral presentation is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

This presentation will discuss some non-GAAP financial measures, which the Company believes are useful in evaluating our performance. You should not consider the presentation of this additional information in isolation or as a substitute for results compared in accordance with GAAP. The Company has provided reconciliations of comparable GAAP to non-GAAP measures in tables found in the Supplemental Information portion of this presentation.

SUPERIOR DRILLING PRODUCTS



TROY MEIER

CHAIRMAN AND CHIEF EXECUTIVE OFFICER

Q2 2018 Highlights

Compared with prior-year period unless otherwise noted

Revenue up $1.3 million, or 33% to $5.4 million

- Strong tool revenue growth of $1.6 million drove revenue expansion
- Generated initial revenue in Middle East

DnR expansion into the Middle East being well received

- DnR value proposition being proven out
  - Eliminates short-tripping
- Downhole in Kuwait and Saudi Arabia

Strider™ oscillation technology demonstrating value

- Developing channel partnership opportunities

Growth drives bottom-line: Net income was $1.0 million, or $0.04 per diluted share

SUPERIOR DRILLING PRODUCTS



SUPERIOR
DRILLING PRODUCTS

Christopher Cashion

Chief Financial Officer

SIGNIFICANT REVENUE GROWTH

($ in millions)



$4.0
$4.4
$3.7
$4.6
$5.4
$2.5
$3.2
$2.7
$3.5
$4.1
$1.5
$1.3
$1.1
$1.1
$1.3
2Q17
3Q17
4Q17
1Q18
2Q18
Contract Services Revenue
Tool Revenue



$7.2
$15.6
$18.2
$5.5
$10.6
$13.4
$1.7
$5.0
$4.8
2016
2017
2Q18 TTM
Contract Services Revenue
Tool Revenue

Q2 2018 revenue grew 33% over prior-year period

- Higher DnR sales and rentals
- Generating revenue in Middle East

Contract services decreased $0.2 million

- Custom manufacturing down
- Higher drill bit refurbishment activity
- Increased sequentially
  - Higher refurbishment volume
  - Expanded services agreement

Numbers may not sum due to rounding

STRONG TOOL REVENUE

Tool revenue stronger on larger deployed fleet

- DnR fleet expanding in North America and the Middle East
- Other tool revenue up over 70% from prior-year period
  - Unchanged sequentially due to refurbishment timing

Strong and expanding channel partner relationships



Tool Revenue by Category
($ in thousands)
$2.5
$1.6
$0.9
2Q17
$3.2
$2.0
$1.2
3Q17
$2.7
$1.4
$1.2
4Q17
$3.5
$2.0
$1.5
1Q18
$4.1
$2.5
$1.5
2Q18
$5.5
$4.9
$0.6
2016
$10.6
$6.7
$3.9
2017
$13.4
$7.9
$5.5
2Q18 TTM
Other Related Revenue*
Tool Sales / Rental

*Other related revenue is comprised of royalty, maintenance and repair fees

Numbers may not sum due to rounding

SUPERIOR DRILLING PRODUCTS

MANAGING COSTS

Operating Expenses

($ in millions)


$3.6
$0.9
$1.2
$1.5
$3.7
$0.9
$1.1
$1.7
$4.4
$0.9
$1.9
$1.6
$4.4
$0.9
$1.7
$1.8
$4.3
$0.9
$1.4
$1.9
2Q17
3Q17
4Q17
1Q18
2Q18
Cost of Revenue
S G & A
D & A


$14.6
$4.3
$5.8
$4.5
$15.4
$3.7
$5.7
$6.0
$16.9
$3.7
$6.1
$7.0
2016
2017
2Q18 TTM
Cost of Revenue
S G & A
D & A

SG&A increased with investments in international expansion

Cost of revenue decreased as a percent of sales due to mix

2018 SG&A expected to be approximately $7.0 million

Positive Operating Income

GAAP & Adjusted Operating Income

($ in millions)


$0.4
$0.7
($0.1)
$0.2
$1.1
($0.7)
2Q17
3Q17
4Q17
1Q18
2Q18


($7.4)
($8.2)
$0.8
$0.2
$1.9
$1.3
2016
2017
2Q18 TTM

Operating margin of 20% driven primarily by operating leverage on volume

- Helped offset investments in Middle East, R&D, and higher compensation costs
- Timing of planned SG&A expenses
- Texas repair facility

GAAP Operating Income Adjusted Operating Income

(1) Adjusted operating income is a non-GAAP financial measures. Please see supplemental slides for a reconciliation from GAAP operating income to non-GAAP operating income and other important disclosures regarding the use of non-GAAP financial measures.

STRONG BUSINESS MODEL DRIVEN BY TECHNOLOGY

($ in thousands)

GAAP & Adjusted Net Income (Loss)*



$907
$307
$1,186
$586
($186)
($786)
$669
$69
$1,605
$1,005
2Q17
3Q17
4Q17
1Q18
2Q18
$2,121
($279)
$3,274
$874
($6,729)
($9,129)
GAAP Net Income
Adjusted Net Income
2016
2017
2Q18 TTM

Adjusted EBITDA*



$1,496
36.9%
$1,775
39.9%
$791
21.2%
$1,241
27.0%
$2,133
39.5%
2Q17
3Q17
4Q17
1Q18
2Q18
($1,549)
$4,972
31.9%
$5,939
32.7%
2016
2017
2Q18 TTM

** Adjusted Net Income and Adjusted EBITDA are non-GAAP financial measures. Please see supplemental slides for a reconciliation between GAAP net income and non-GAAP adjusted EBITDA and other important disclaimers regarding Superior Drilling Products' use of adjusted EBITDA*

SUPERIOR DRILLING PRODUCTS

STRONGER BALANCE SHEET

($ in millions)


Cash and Equivalents
$1.3
$2.2
$2.4
$3.1
12/31/2015
12/31/2016
12/31/2017
2Q18


Total Debt
$20.2
$9.7
$10.5
$16.7
$7.9
$8.8
$12.8
$7.4
$5.4
$11.6
$6.5
$5.1
$11.1
$6.0
$5.1
12/31/2015
12/31/2016
12/31/2017
2Q18
7/31/18 pro forma
SDPI
Hard Rock

Q2 2018 operations generated $1.6 million in cash

- Operating leverage on higher volume

Total debt reduced $1.2 million, or 10%, in the first half 2018

Expect to refinance or restructure $4.2 million mortgage

- Maturity recently extended to 2/15/19

Quarterly debt service:

- $325 thousand per quarter (excludes Hard Rock principal payments)

No remaining Hard Rock principal payments for 2018

- Made final 2018 payment of $0.5 million on July 15, 2018

2018 GUIDANCE*

Revenue: Tightened to $20 million to $22 million from $18 million to $22 million

- ***Represents 35% growth at midpoint of guidance***

Operating margin (GAAP): Tightened to 8% to 10% from 5% to 10%

- ***At midpoint, operating income reaches $1.9 million from $0.2 million in 2017***

Interest expense: Unchanged at Approximately $750 thousand

- ***Down from $906 thousand in 2017 on lower debt balances***

Depreciation and Amortization: Unchanged at slightly under $4.0 million

Capital Expenditures: Unchanged at approximately $1.0 million

**2018 Guidance provided August 2, 2018*



SUPERIOR
DRILLING PRODUCTS

SUPPLEMENTAL INFORMATION

ADJUSTED INCOME FROM OPERATIONS RECONCILIATION

	Three Months Ended				
	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018
Income (loss) from Operations	$ 421,406	$ 719,590	$ (669,817)	$ 167,659	$ 1,087,584
Add back:					
Atypical bonus expense	-	-	587,500	-	-
Impairment property, plant and equipment – held for sale	-	-	-	-	-
Non-GAAP adjusted income from operations(1)	$ 421,406	$ 719,590	$ (82,317)	$ 167,659	$ 1,087,584
GAAP Revenue	$ 4,049,497	$ 4,446,540	$ 3,730,010	$ 4,600,293	$ 5,398,923
Adjusted Operation Margin	*10.4%*	*16.2%*	*(2.2)%*	*3.6%*	*20.1%*

Adjusted income from operations is defined as income from operations as reported, adjusted for certain items. Adjusted income from operations is not a measure determined in accordance with generally accepted accounting principles in the United States, commonly known as GAAP and may not be comparable to the measures as used by other companies. Nevertheless, the Company believes that providing non-GAAP information, such as adjusted income from operations, is important for investors and other readers of the Company's financial statements and assists in understanding the comparison of the current quarter's and current year's income from operations to the historical periods' income from operations

SUPERIOR DRILLING PRODUCTS

ADJUSTED INCOME FROM OPERATIONS RECONCILIATION

	Year Ended		
	December 31, 2016	December 31, 2017	2Q 2018 TTM
Income (loss) from Operations	$ (8,245,996)	$ 224,523	$ 1,305,016
Add back:			
Atypical bonus expense	-	587,500	587,500
Impairment property, plant and equipment – held for sale	840,380	-	-
Non-GAAP adjusted income from operations(1)	$ (7,405,616)	$ 812,023	$ 1,892,516
GAAP Revenue	$ 7,153,063	$ 15,595,659	$ 18,175,766
Adjusted Operation Margin	*(103.5)%*	*5.2%*	*10.4%*

Adjusted income from operations is defined as income from operations as reported, adjusted for certain items. Adjusted income from operations is not a measure determined in accordance with generally accepted accounting principles in the United States, commonly known as GAAP and may not be comparable to the measures as used by other companies. Nevertheless, the Company believes that providing non-GAAP information, such as adjusted income from operations, is important for investors and other readers of the Company's financial statements and assists in understanding the comparison of the current quarter's and current year's income from operations to the historical periods' income from operations

SUPERIOR DRILLING PRODUCTS

ADJUSTED NET INCOME RECONCILIATION

	Three Months Ended				
	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018
GAAP Net Income (Loss)	$ 306,807	$ 586,039	$ (785,567)	$ 68,534	$ 1,004,798
Add back:					
Intangible Amortization	600,000	600,000	600,000	600,000	600,000
Non-GAAP Adjusted Net Income (Loss)	$ 906,807	$ 1,186,039	$ (185,567)	$ 668,534	$ 1,604,798

Adjusted net income is defined as net income as reported, adjusted for unusual or non-recurring items. Adjusted net income is not a measure determined in accordance with generally accepted accounting principles in the United States, commonly known as GAAP, and may not be comparable to the measure as used by other companies. Nevertheless, the Company believes that providing non-GAAP information, such as adjusted net income is important for investors and other readers of the Company's financial statements and assists in understanding the comparison of the current quarter's and current year's net income to the historical periods' net income.

SUPERIOR DRILLING PRODUCTS

ADJUSTED NET INCOME RECONCILIATION

	Full Year Ended		
	December 31, 2016	December 31, 2017	2Q 2018 TTM
GAAP Net Income (Loss)	$ (9,128,849)	$ (278,705)	$ 873,805
Add back:			
Intangible amortization	$ 2,400,000	$ 2,400,000	$ 2,400,000
Non-GAAP Adjusted Net Income(Loss)	$ (6,728,849)	$ 2,121,295	$ 3,273,805

Adjusted net income is defined as net income as reported, adjusted for unusual or non-recurring items. Adjusted net income is not a measure determined in accordance with generally accepted accounting principles in the United States, commonly known as GAAP, and may not be comparable to the measure as used by other companies. Nevertheless, the Company believes that providing non-GAAP information, such as adjusted net income is important for investors and other readers of the Company's financial statements and assists in understanding the comparison of the current quarter's and current year's net income to the historical periods' net income.

SUPERIOR DRILLING PRODUCTS

ADJUSTED EBITDA RECONCILIATION

	Three Months Ended				
	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018
GAAP net income (loss)	$ 306,807	$ 586,039	$ (785,567)	$ 68,534	$ 1,004,798
Add back:					
Depreciation and amortization	899,373	907,837	931,368	936,027	941,683
Impairment of assets	-	-	-	-	-
Interest expense, net	132,594	133,551	115,750	99,125	82,786
Share-based compensation	175,361	147,643	114,467	137,017	103,327
Non-cash compensation	-	-	414,497	-	-
(Gain) loss on sale of assets	(17,995)	-	-	-	-
Unrealized gain on warrant derivative	-	-	-	-	-
Income tax (benefit) expense	-	-	-	-	-
Non-GAAP adjusted EBITDA[1]	$ 1,496,140	$ 1,775,070	$ 790,515	$ 1,240,703	$ 2,132,594
GAAP Revenue	$ 4,049,497	$ 4,446,540	$ 3,730,010	$ 4,600,293	$ 5,398,923
Non-GAAP EBITDA Margin	*36.9%*	*39.9%*	*21.2%*	*27.0%*	*39.5%*

Adjusted EBITDA represents net income adjusted for income taxes, interest, depreciation and amortization and other items as noted in the reconciliation table. The Company believes Adjusted EBITDA is an important supplemental measure of operating performance and uses it to assess performance and inform operating decisions. However, Adjusted EBITDA is not a GAAP financial measure. The Company's calculation of Adjusted EBITDA should not be used as a substitute for GAAP measures of performance, including net cash provided by operations, operating income and net income. The Company's method of calculating Adjusted EBITDA may vary substantially from the methods used by other companies and investors are cautioned not to rely unduly on it.

SUPERIOR DRILLING PRODUCTS

ADJUSTED EBITDA RECONCILIATION

	Full Year Ended December 31, 2016	Full Year Ended December 31, 2017	2Q 2018 TTM
GAAP net income (loss)	$ (9,128,849)	$ (278,705)	$ 873,805
Add back:			
Depreciation and amortization	4,291,249	3,676,598	3,716,913
Interest expense, net	1,299,667	559,064	431,215
Share-based compensation	783,462	612,851	502,454
Non-cash compensation	-	414,497	414,497
Impairment of assets	1,413,028	-	-
(Gain) loss on sale of assets	(177,611)	(12,167)	-
Income tax benefit	(2,000)	-	-
Unrealized gain on warrant derivative	(28,301)	-	-
Non-GAAP adjusted EBITDA(1)	$ (1,549,355)	$ 4,972,138	$ 5,938,884
GAAP Revenue	$ 7,153,063	$ 15,595,659	$ 18,175,766
Non-GAAP EBITDA Margin	*NM*	*31.9%*	*32.7%*

Adjusted EBITDA represents net income adjusted for income taxes, interest, depreciation and amortization and other items as noted in the reconciliation table. The Company believes Adjusted EBITDA is an important supplemental measure of operating performance and uses it to assess performance and inform operating decisions. However, Adjusted EBITDA is not a GAAP financial measure. The Company's calculation of Adjusted EBITDA should not be used as a substitute for GAAP measures of performance, including net cash provided by operations, operating income and net income. The Company's method of calculating Adjusted EBITDA may vary substantially from the methods used by other companies and investors are cautioned not to rely unduly on it.

SUPERIOR DRILLING PRODUCTS